                                   EXHIBIT 4.1


NUMBER STC___________   SOFTWARE TECHNOLOGIES CORPORATION     ___________ SHARES



INCORPORATED UNDER THE LAWS OF                                  SEE REVERSE FOR
   THE STATE OF CALIFORNIA                                   CERTAIN DEFINITIONS
                                                               CUSIP 834040 10 7


        THIS CERTIFIES THAT ___________________________ is the owner of ___________________________________ fully paid and non-assessable shares of the Common Stock, no par value, of SOFTWARE TECHNOLGIES CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:




/s/ BARRY PLAGA                              /s/ JAMES T. DEMETRIADES
-----------------------------------          -----------------------------------
Chief Financial Officer and                  Chairman of the Board and
   Assistant Secretary                          Chief Executive Officer

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                       SOFTWARE TECHNOLOGIES CORPORATION

        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares or upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at its corporate headquarters.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM     --  as tenants in common                  UNIF GIFT MIN ACT -- _____________Custodian____________
  TEN ENT     --  as tenants by the entireties                                 (Cust)                 (Minor)
  JT TEN      --  as joint tenants with rights                               under Uniform Gifts to Minors
                  of survivorship and not as                                 Act _______________________________
                  tenants in common                                                         (State)
                                                        UNIF TRF MIN ACT -- _________Custodian (until age ______)
                                                                              (Cust)
                                                                            ______________ under Uniform Transfers
                                                                              (Minor)
                                                                            to Minors Act ______________________
                                                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________


                                        X
                                         ---------------------------------------
                                        X
                                         ---------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  --------------------------------------
THE SIGNATURES MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad 15.